SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 9, 1999



                                INFOAMERICA, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    COLORADO
             ------------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                0-13338                                   84-0853869
                -------                                   ----------
       (COMMISSION FILE NUMBER)                (IRS EMPLOYER IDENTIFICATION NO.)


                5 CLOVER LEAF COURT, TECHACHAPI, CALIFORNIA 93561
             ------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (661) 821-6000


                                 NOT APPLICABLE
             ------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 4.  Changes in Registrant's Certifying Accountant.
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                  On July 9, 1999, the Company  selected  Hollander Lumer & Co.,
LLP ("Hollander") to replace Causy Demgen & Moore, Inc. ("Causey") as the Company's independent public accountants. XYZ became the independent accountants for the Registrant as a result of its being acquired by merger on June 8, 1999 (the "Merger"). The Merger is discussed in the Company's Current Report on Form 8-K dated (date of earliest event reported) June 8, 1999. The decision to change auditors was approved by the Registrant's Board of Directors.

                  To  the  knowledge  of  the  Registrant's   current  Board  of
Directors, Causey's report on the financial statements of the Registrant for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                  During the Company's two most recent fiscal years, to the knowledge of the Registrant's current Board of Directors, there were no disagreements with Causey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Causey, would have caused Causey to make reference to the subject matter of the disagreements in connection with their audit report with respect to financial statements of the Registrant.

                  To the knowledge of the Registrant's current Board of Directors, during the Registrant's two most recent fiscal years there was no disagreement or difference of opinion with Causey regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

         (a)        Financial statements of business acquired: Not Applicable.

         (b)        Pro forma financial statements: Not Applicable.

         (c)        Exhibits: Not Applicable.


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


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     INFOAMERICA, INC.


Date:    February 28, 2000                           By: /s/ Richard G. Lubic
                                                         ---------------------
                                                         Richard G. Lubic
                                                         Chief Executive Officer


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